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                                                                   EXHIBIT 10.17


                       ASSET SALE AND PURCHASE AGREEMENT

        This Asset Sale and Purchase Agreement (this "Agreement") is made and entered into as of the 23rd day of March 2001, by and between ICCE TECHNOLOGIES, INC., a Colorado corporation (hereinafter referred to as "Buyer"), and EMERGENT INFORMATION TECHNOLOGIES, INC., a California Corporation (hereinafter referred to as "Seller").

                                    RECITALS

        A. Seller owns certain tangible and intangible assets referred to as the Integrated Control Center Environment ("ICCE") software used in the research, development, testing, demonstration, sales, promotion and support of the ICCE software and product related services (the "ICCE Business").

        B. Seller desires to sell all of its right, title and interest in and to all of the assets directly related to and necessary for the ICCE Business.

        C. Buyer desires to purchase the assets directly related to and necessary for the ICCE Business of Seller.

                               TERMS OF AGREEMENT

                     SECTION 1. PURCHASE AND SALE OF ASSETS

        1.1. Assets Being Purchased. Subject to the contingencies described in Sections 6 and 7 hereof, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, on all of the terms and conditions specified in this Agreement, all the right, title, and interest of Seller in and to all of those assets (the "Assets") of Seller, or subsidiaries of Seller, which are used in connection with the ICCE Business, including, but not limited to, all inventories, equipment and personal property, intellectual property (including computer software, trademarks, trade names, service marks, patents, etc.), customer and supplier lists, agreements and licenses relating to the ICCE Business, if any. The Assets include but are not limited to all those assets described on the schedule attached hereto, marked Schedule 1.1 (Assets), and incorporated herein by this reference, together with any replacements and additions of or to any of those assets made between the date of this Agreement and the Closing Date (as defined in Section 8 below); and all other reasonable supplies and materials, equipment, fixtures, copyrights, service marks, trademarks, trade names, trade secrets, patents, patent applications, licenses, (except that it is not intended that Seller will transfer to Buyer any cash, bank accounts or accounts receivable); as well as any assets of Seller which it was using exclusively for the ICCE Business that have been inadvertently or mistakenly left off of Schedule 1.1 but which later are mutually determined should have been included on that Schedule because of their exclusive use as a part of the ICCE Business. It is understood that the physical assets listed in
Schedule 1.1 will be delivered to Buyer "as is" and Buyer will pay all costs of transporting the equipment from such equipment's present location to Buyer's location.



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        1.2. SALE AND PURCHASE. On the Closing Date, subject to the contingencies described in Sections 6 and 7 hereof, and in reliance upon the representations, warranties and agreements of the parties, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall buy from Seller, free and clear of all encumbrances (except as permitted under this Agreement), the Assets, all for the price and upon the terms and conditions set forth in this Agreement.

        1.3. INSTRUMENTS OF TRANSFER. The sale, assignment, transfer and conveyance of the Assets shall be made by delivery by Seller to Purchaser of such bills of sale and other instruments of assignment, transfer and conveyance as Buyer shall reasonably require.

        1.4. CONSIDERATION FROM BUYER AT CLOSING. As payment for the transfer of the Assets, Buyer shall pay Seller $150,000.00 (the "Purchase Price") and future royalties, both as agreed in this Section.

                1.4.1. CASH PURCHASE PRICE. Buyer shall deliver to Seller at the Closing (as defined in Section 8 below) in accordance with the provisions of
Section 8 hereof, One Hundred Thousand Dollars ($100,000.00) by bank cashier's check payable to the order of Seller (the "Closing Date Payment"). Additionally, Buyer shall pay Seller Ten Thousand Dollars ($10,000.00) by bank check in immediately available funds payable to the order of Seller on the first day of the first full month which occurs no less than thirty days following the Closing and Ten Thousand Dollars ($10,000.00) by bank check in immediately available funds payable to the order of Seller on the first day of each of the subsequent four months, which payments will total Fifty Thousand Dollars ($50,000.00).

                1.4.2. ROYALTIES. Buyer agrees to pay Seller a four percent (4.0%) royalty on all initial ICCE software licensing fees received by Buyer during the first sixty (60) months following the Closing (the "Royalty Period"). The royalty payment will be made quarterly on the thirtieth (30) day following the end of each calendar quarter beginning with the quarter ending June 30, 2001. Buyer shall maintain complete and accurate records in connection with the licensing related to the ICCE software during the Royalty Period. Seller shall have the right, at its own expense, upon reasonable prior notice, to inspect and audit the records of Buyer relating to license of the ICCE software, provided that the Seller shall not conduct such audit and inspection more than once during any calendar year, and that Seller shall not reaudit previous periods that have already been audited. If such inspection and audit reveals that Buyer has underpaid Seller with respect to any amounts due and payable during the period to which such inspection and audit relate exceeding 5% of the total amounts due and payable by Buyer during such period, Buyer shall pay Seller all amounts which were underpaid, plus interest on such underpaid amounts at a rate of 10% per annum. If the parties dispute such amounts, the chief financial officer of Seller and the chief financial officer of Buyer, or their respective designees shall meet and attempt to reconcile such differences and make a final determination within thirty (30) days from the initial delivery of the statement. If the officers do not reach agreement within such time, each party may appoint an independent accountant at its own expense and such appointed accountants shall review the records and make a joint determination as to the amounts owed.



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                        1.4.2.1. ICCE SOFTWARE. For purposes of this Agreement,
the ICCE software referred to herein shall be defined as the source code of the ICCE software as of the Closing Date, and additional development, engineering and upgrades that occur to the ICCE software during the Royalty Period. The ICCE software does not include other licensable software or technologies that may be added to or integrated with the ICCE software after the Closing Date.

        1.5. ALLOCATION OF PURCHASE PRICE. The parties have agreed, after arm's length negotiations, to allocate the Purchase Price among the Assets and the Covenant Not To Compete (as described in Paragraph 2.1 below) on the basis set forth in Schedule 1.5 (Allocation of Purchase Price), attached hereto and incorporated herein by this reference. In accordance with such Schedule 1.5, Buyer shall prepare for filing with the Internal Revenue Service, and Seller shall approve, a Form 8594 which Buyer shall file within one hundred twenty
(120) days after the Closing Date.

        1.6. PAYMENT OF TAXES RELATED TO PROPERTY. Seller shall pay all sales taxes arising from the transfer of the Assets. Seller and Purchaser shall each pay one-half (1/2) of all use taxes arising from the transfer of the Assets. Seller shall be responsible for all state and local real and personal property taxes with regard to the ICCE Business which are attributable to the Assets prior to the Closing Date. Buyer shall not be responsible for any business, occupation, withholding or similar tax, or any taxes of any kind related to any period before the Closing Date. Seller shall not be responsible for any business, occupation, withholding or similar tax, or any taxes of any kind related to any period on or after the Closing Date.

                   SECTION 2. SELLER'S COVENANT NOT TO COMPETE

        2.1. COVENANT NOT TO COMPETE. In consideration of the payment of the price as allocated pursuant to Paragraph 1.5 above, Seller shall not, for a period beginning on the Closing Date and ending five (5) years following the Closing Date, directly or indirectly, for itself or on behalf of any other person, persons, company, partnership, corporation or business of whatever nature:

                2.1.1. Engage whether as a contractor, consultant or adviser, or as a sales representative, in any business selling any products or services in direct competition with Buyer as relates to the ICCE software, in the United States or any other country in which Buyer, any of its subsidiaries or any of its strategic partners is conducting business within eighteen (18) months following the Closing Date (the "Territory");

                2.1.2. Call upon any person who is an employee of Buyer as such employment relates to the ICCE software for the purpose or with the intent of enticing such employee away from or out of the employ of Buyer; or

                2.1.3. Call upon any person who is, or entity that is, a customer of Buyer as relates to the ICCE Business within the Territory for the purpose of soliciting or selling products or services in competition with Buyer as relates to the ICCE software within the Territory.



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               SECTION 3. REPRESENTATIONS AND WARRANTIES BY SELLER

        Seller hereby represents and warrants to, and agrees with, Buyer as follows.

        3.1. TITLE TO ASSETS. Seller has good and marketable title to all of the Assets. At the Closing, Seller's title to each of the Assets shall be free and clear of all security interests, liens, pledges, claims, charges, escrows, encumbrances, options, rights of first refusal, mortgages, indentures, easements, licenses, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations or other defects (collectively, the "Encumbrances"), except (i) liens for current taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and (ii) Encumbrances which the Buyer expressly agrees to assume as shown on Schedule 3.1 (Encumbrances To Be Assumed), attached hereto and incorporated herein by this reference.

        3.2. AUTHORITY TO SELL. Seller has complied with all the requirements of any applicable laws relative to the sale of the Assets, and prior to the Closing, all of the consents and approvals that may be required by law or by any agreements to which Seller is a party will be obtained.

        3.3. DEFAULTS AND VIOLATIONS. This Agreement, and the purchase and sale to be consummated pursuant hereto, will not create or cause a default or material violation of any material contract, agreement, lease or other instrument to which Seller is a party.

        3.4. LITIGATION. Except as set forth in Schedule 3.4 (Pending Actions), attached hereto and incorporated herein by this reference, there are no actions, suits, claims, investigations, or legal, administrative or arbitration proceedings pending or, to the knowledge of Seller, threatened against Seller relating to the Assets whether at law or in equity, or before or by any federal, state, municipal or other governmental instrumentality which would, if determined adversely, have a material adverse effect on the Assets.

        3.5. ORGANIZATION, STANDING AND POWER. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is qualified to transact business in and is in good standing in the State of Colorado. Seller has all requisite corporate power and authority to own, lease and operate the Assets and to execute and deliver and perform this Agreement and all writings relating hereto.

        3.6. AUTHORIZATION OF SELLER. The Board of Directors of Seller has duly and validly authorized the execution, delivery and performance of this Agreement and all writings relating hereto by Seller, and all authorizations required of its shareholders, if any, have also been validly obtained. This Agreement and all writings relating hereto to be signed by Seller constitute valid and binding obligations of Seller, enforceable in accordance with their respective terms.

                3.6.1. Neither the execution and delivery of this Agreement and all documents relating to this Agreement, nor the consummation by Seller of the transactions contemplated by this Agreement, nor compliance with any of the provisions of this Agreement will:



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                        3.6.1.1. Conflict with or result in a breach of the
Certificate (or Articles) of Incorporation (or amendments, if any) or Bylaws (or amendments, if any) of Seller;

                        3.6.1.2. Violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority; or

                        3.6.1.3. No consent or approval of or notification to any governmental authority is required in connection with the execution and delivery by Seller of this Agreement or any writing relating hereto or the consummation of the transactions contemplated hereby or thereby.

        3.7. Intellectual Property.

                3.7.1. SELLER'S INTELLECTUAL PROPERTY. Schedule 3.7.1 (Intellectual Property) sets forth a list of each patent, trademark, service mark, trade name, copyright, trade secret or other item of intellectual property, including any and all registrations and applications therefore, which are owned by Seller with respect to the ICCE software. In each case, the registration number, date of issuance or registration, and a brief description of such property is set forth in Schedule 3.7.1. The property referenced in
Schedule 3.7.1, together with all designs, methods, inventions and know-how related thereto and all trademarks, trade names, service marks, and copyrights claimed or used by the Seller which have not been registered is hereinafter referred to as the "Seller's Intellectual Property."

                3.7.2. LICENSES AND RIGHTS GRANTED BY THE SELLER. Schedule 3.7.2 (Licenses to Intellectual Property) lists any and all licenses, purchase options or other interests held by any individual or entity in Seller's Intellectual Property. All of such licenses are in full force and effect and constitute legal, valid and binding obligations of the respective parties thereto; to the knowledge of Seller, there have not been and there currently are not any material defaults thereunder by any party; and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a material default thereunder. The validity, continuation and effectiveness of all such licenses under the current material terms thereof will in no way be affected by the transfer of such licenses to Buyer under this Agreement, or Seller shall obtain a consent to the transfer to Buyer prior to the Closing.



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                3.7.3. INTELLECTUAL PROPERTY RIGHTS AND INTERESTS. Seller has
taken all reasonably necessary steps required under applicable law to protect its trade secrets and its copyrights. Seller owns or has valid rights to use Seller's Intellectual Property and the Licensed Intellectual Property without conflict with the rights of others. To the knowledge of Seller, no person, corporation, or government entity claims, or has any right to claim, that any of Seller's Intellectual Property was created other than as a "work made for hire" as that term is defined in the Copyright Act of 1976, on Seller's behalf. No person, corporation, or government entity has made or, to the knowledge of Seller, threatened to make any claim that Seller's use and sale of Seller's Intellectual Property is in violation of any license held by Seller or infringes any proprietary right or interest of any third party. To the knowledge of Seller, no third party is infringing upon any of the Seller's Intellectual Property or is in violation of any license to use Seller's Intellectual Property granted by Seller. Seller holds Seller's Intellectual Property free and clear of all Liens.

                3.7.4. To the knowledge of Seller, neither the execution or delivery of this Agreement by Seller will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which the Seller is now obligated. To Seller's knowledge, Seller does not utilize or believe that it will be necessary to utilize any inventions, trade secrets, or proprietary information of the Seller.

        3.8. AGREEMENTS, ETC. Schedule 3.8 (Agreements, Etc.), attached hereto and incorporated herein by this reference, contains a list and brief description of all material written contracts, agreements and other instruments related to the ICCE software and not listed on another Schedule hereto, including, by way of example, any of the following:

                3.8.1. Sale, advertising, agency, or similar contracts or any other contract relating to the payment of a commission;

                3.8.2. Agreement which restricts Seller in any way with regard to the Assets; or 3.8.3. Agreement or arrangement for the sale of any of the Assets or requiring the consent of any party to the transfer and assignment of such assets, property and rights.

                3.8.4. Seller has in all material respects performed all the obligations required to be performed by it to date and is not in default or alleged to be in default in any respect under any agreement, lease, contract, commitment, instrument or obligation required to be listed on any Schedule to this Agreement, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a default by it of any of the foregoing.

        3.9. DISCLOSURES. No representation or warranty by Seller contained in this Agreement, and no statement contained in any certificate, Schedule, Exhibit, list or other writing furnished to Buyer in connection with this transaction, contains any untrue statement of a material fact or omits a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of Seller, all copies of all writings furnished to the Buyer hereunder or in connection with the transactions contemplated hereby are true and complete. To the knowledge of Seller, all Schedules and Exhibits to this Agreement are true and complete.



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        3.10. NO BANKRUPTCY OR INSOLVENCY. Seller has not filed any voluntary petition in bankruptcy or been adjudicated a bankrupt or insolvent, filed any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any federal bankruptcy, insolvency, or other debtor relief law, or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any substantial part of its properties. No court of competent jurisdiction has entered an order, judgment or decree approving a petition filed against Seller seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any federal bankruptcy act, or other debtor relief law, and no other liquidator has been appointed of Seller or of all or any substantial part of its properties.

        3.11. RELINQUISHMENT OF INTELLECTUAL PROPERTY. Immediately following the Closing Date, Seller represents and warrants to Buyer that it shall relinquish the use of Seller's Intellectual Property, as relates to the ICCE software, by all appropriate acts and filings as may be required with the necessary federal, state and local authorities, and to acknowledge that Seller has no rights, as relates to the ICCE software, with respect to the use and exploitation of Seller's Intellectual Property.

                   SECTION 4. REPRESENTATIONS, WARRANTIES AND
                           CERTAIN AGREEMENTS OF BUYER

        Buyer hereby represents and warrants to and agrees with Seller as follows.

        4.1. ORGANIZATION, STANDING AND POWER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Buyer has all requisite corporate power and authority to execute, deliver and perform this Agreement and all writings relating hereto.

        4.2. AUTHORITY TO PURCHASE. The Board of Directors of Buyer has duly and validly authorized the execution, delivery and performance of this Agreement and all writings relating hereto by Buyer, and all authorizations required of its shareholders, if any, have also been validly obtained. This Agreement and all writings relating hereto to be signed by Buyer constitute valid and binding obligations of Buyer, enforceable in accordance with their respective terms.

                4.2.1. Neither the execution and delivery of this Agreement and all documents relating to this Agreement, nor the consummation by Buyer of the transactions contemplated by this Agreement, nor compliance with any of the provisions of this Agreement will:

                        4.2.1.1. Conflict with or result in a breach of the Articles of Incorporation or Bylaws of Buyer;

                        4.2.1.2. Violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority; or



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                        4.2.1.3. Violate or conflict with, or constitute a
default under (or give rise to any right of termination, cancellation or acceleration under), any material agreement or writing of any nature to which Buyer is a party. No consent or approval of, or notification to, any governmental authority is required in connection with the execution and delivery by Buyer of this Agreement or any writing relating hereto or the consummation of the transactions contemplated hereby or thereby.

        4.3. DISCLOSURES. No representation or warranty by Buyer contained in this Agreement, and no statement contained in any certificate or other writing furnished to Seller in connection with this transaction, contains any untrue statement of a material fact or omits a material fact necessary in order to make the statements contained herein or therein not misleading.

                       SECTION 5. [INTENTIONALLY OMITTED.]

             SECTION 6. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

        6.1. CONDITIONS PRECEDENT OF OBLIGATIONS OF BUYER. The obligations of Buyer to perform this Agreement are subject to and conditioned upon the satisfaction of the following conditions on or prior to the Closing Date, unless waived in writing by the Buyer, and Seller shall use its best efforts to cause such conditions to be fulfilled:

                6.1.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Seller in this Agreement or in any Schedule, Exhibit, certificate or document delivered in connection herewith shall be true and correct on the Closing Date.

                6.1.2. PERFORMANCE OF OBLIGATIONS OF SELLER. Seller shall have performed all agreements and obligations required to be performed by it under this Agreement prior to the Closing Date.

                6.1.3. NO LITIGATION. No action, suit or other proceeding shall be pending before any court, tribunal or governmental authority seeking or threatening to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain substantial damages in respect thereof, or involving a claim that consummation thereof would result in the violation of any law, decree or regulation of any governmental authority having appropriate jurisdiction.

                6.1.4. PERFORMANCE BY SELLER. On or before the Closing Date, Seller will have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required of it by this Agreement.

                6.1.5. SELLER'S CERTIFICATE. An authorized officer of Seller shall certify by written document, dated the Closing Date, (the "Seller's Certificate"), that attached to such Seller's Certificate are complete and correct copies of resolutions duly adopted by Seller's Board of Directors, which resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect on the Closing Date, whereby the directors approve the form of, and authorize an authorized officer of Seller to execute, deliver and cause Seller to perform the obligations required by the terms of, this Agreement.



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        6.2. RELEASE OF SECURITY INTERESTS. Seller shall have delivered to Buyer such documentation as is reasonably necessary to evidence that all security interests of any third parties in and to any of the Assets have been, or shall be, released.

        6.3. LICENSE AGREEMENT. Seller shall have delivered to Buyer an executed copy of the License Agreement for Temporary Occupancy of Premises in substantially the form attached hereto as Exhibit A (the "License Agreement").

             SECTION 7. CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

        7.1. CONDITIONS PRECEDENT OF OBLIGATIONS OF SELLER. The obligations of the Seller to perform this Agreement are subject to the satisfaction, on or prior to the Closing Date, of the following conditions, unless waived in writing by the Seller, and the Buyer shall use its best efforts to cause such conditions to be fulfilled:

                7.1.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer in this Agreement or in any Schedule, Exhibit, certificate or document delivered pursuant hereto shall be true and correct on the Closing Date.

                7.1.2. PERFORMANCE OF OBLIGATIONS OF BUYER. Buyer shall have performed all obligations required to be performed by it under this Agreement prior by the Closing Date.

                7.1.3. NO LITIGATION. No action, suit or other proceeding shall be pending before any court, tribunal or governmental authority seeking or threatening to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain substantial damages in respect thereof, or involving a claim that consummation thereof would result in the violation of any law, decree or regulation of any governmental authority having appropriate jurisdiction.

                7.1.4. CORPORATE APPROVALS. The board of directors of Buyer, and to the extent required the shareholders of Buyer, shall have duly authorized and approved the execution and delivery of this Agreement and all corporate action necessary or proper to fulfill Buyer's obligations hereunder on or before the Closing Date.

                7.1.5. BUYERS CERTIFICATE. An authorized officer of Buyer shall certify by written document, dated the Closing Date (the "Buyer's Certificate"), that attached to such Buyer's Certificate are complete and correct copies of resolutions duly adopted by Buyer's Board of Directors, which resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect on the Closing Date, whereby the directors and shareholders approve the form of, and authorize an authorized officer of Buyer to execute, deliver and cause Buyer to perform the obligations required by the terms of the Agreement.

        7.2. LICENSE AGREEMENT. Buyer shall have delivered to Seller an executed copy of the License Agreement.



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                             SECTION 8. THE CLOSING

        8.1. TIME AND PLACE. The sale and purchase described in this Agreement shall be consummated at 10:00 A.M. local time on March 23, 2001, at the offices of Riordan & McKinzie, 600 Anton Boulevard, 18th Floor, Costa Mesa, California 92626, or such other time, date and place as otherwise agreed by the parties ("Closing" or "Closing Date").

        8.2. CLOSING TRANSACTIONS. At the Closing:

                8.2.1. Seller shall deliver to Buyer:

                (i) Such bills of sale and other instruments of assignment, transfer and conveyance provided for in Paragraph 1.3 above; and

                (ii) Seller's Certificate.

                8.2.2. Buyer shall deliver to Seller:



                (i) The Closing Date Payment provided for in Paragraph 1.4 above; and

                (ii) Buyer's Certificate.

                         SECTION 9. INDEMNITY AGREEMENT

        9.1. INDEMNIFICATION BY SELLER. Seller covenants and agrees to indemnify, defend, protect and hold harmless Buyer and its subsidiaries, and their respective officers, directors, employees, agents, representatives, assigns and successors (collectively, "Buyer's Indemnified Parties") from, against, and in respect of all liabilities, losses, claims, damages, punitive damages, causes of action, lawsuits, administrative proceedings (including informal proceedings), investigations, audits, demands, assessments, adjustments, judgments, settlement payments, deficiencies, penalties, fines, interest (including interest from the date of such damages) and costs and expenses (including without limitation reasonable attorneys' fees and disbursements of every kind, nature and description) (collectively, "Damages") suffered, sustained, incurred or paid by the Buyer's Indemnified Parties resulting from or arising out of, directly or indirectly:

                9.1.1. Any breach of any representation or warranty of Seller set forth in this Agreement (including without limitation any schedule or certificate, delivered by or on behalf of Seller in connection with this Agreement);

                9.1.2. Any breach of any covenant or agreement by Seller, under this Agreement; or



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                9.1.3. Any untrue statement of a material fact relating to
Seller and provided to Buyer or its counsel by Seller or Seller's representatives (or counsel therefor) that is thereafter included in any SEC filings made by or on behalf of Buyer or any amendment thereof or supplement thereto; or any failure by Seller or Seller's representatives (or counsel therefor) to disclose to Buyer a material fact relating to Seller that may be required to be stated in any such SEC filings or any amendment thereof or supplement thereto, or that may be necessary to make the statements therein not misleading;

                9.1.4. Any action, suit, claim or proceedings of any kind brought by a past employee or past or present shareholder of Seller in connection with any event, action or course of action that occurred during such employee's employment with Seller or during the time such shareholder owned shares of Seller; or

                9.1.5. Any action, suit, claim or proceedings of any kind brought by any officer, director or shareholder of Seller against any of those persons who were officers of Seller during the time of the negotiation and execution of this Agreement claiming that any such person has breached his fiduciary duty to Seller as a result of his or her participation with Buyer in the negotiation and execution of this Agreement.

In no event shall the aggregate amount payable by Seller to Buyer under this
Section 9.1 exceed the Purchase Price plus the amount of all royalties payable hereunder.

        9.2. INDEMNIFICATION BY BUYER. Buyer covenants and agrees to indemnify, defend, protect and hold harmless Seller and its employees, agents, representatives, assigns and successors (collectively, "Seller's Indemnified Parties") from, against and in respect of all Damages suffered, sustained, incurred or paid by Seller's Indemnified Parties, resulting from or arising out of, directly or indirectly:

                9.2.1. Any breach of any representation or warranty of Buyer set forth in this Agreement;

                9.2.2. Any breach of any covenant or agreement by Buyer under this Agreement; or

                9.2.3. Any untrue statement of a material fact relating to Buyer (except for statements of material facts provided by Buyer (or counsel therefore) included in any SEC filings, or any amendment thereof or supplement thereto; or any omission of a material fact relating to Buyer (except for omissions of material facts required to be provided by Seller) required to be stated in any SEC filings, or any amendment thereof or supplement thereto, or necessary to make the statements therein not misleading. 9.3. CLAIMS. With respect to each claim for indemnification under this Agreement, the indemnified party shall give prompt notice to the indemnifying party of the claim, provided that failure to give such notice promptly shall not relieve or limit the obligations of the indemnifying party unless the indemnifying party has been materially prejudiced thereby. The indemnifying party, at its sole cost and expense, may, upon notice to the indemnified party within fifteen (15) calendar days after the indemnifying party receives notice of the claim, participate in the defense of the claim. If the indemnifying party does not elect within such period to participate in the defense of a claim, then the indemnified party shall have the right to select counsel and proceed which such defense, and the cost thereof shall be included in the Damages. Each party shall, in connection with the defense of any action, cooperate with one another in order to defend, pursue and/or negotiate the settlement or other resolution of such matter, in each case, at no cost to the requesting party. The indemnifying party shall not consent to a settlement of, or the entry of any judgment arising from, any claim, unless (i) the settlement or judgment is solely for money damages and the indemnifying party admits in writing its liability to hold the indemnified party harmless from and against any losses, damages, expenses and liabilities arising out of such settlement or judgment, or
(ii) the indemnified party consents thereto, which consent shall not be unreasonably withheld. The indemnifying party shall provide the indemnified party with fifteen (15) calendar days notice prior to consenting to a settlement of, or the entry of a judgment arising from, any claim. If the indemnifying party does not participate in the defense of any claim in accordance with the terms of this Agreement, then the indemnifying party shall be bound by the results obtained by the indemnified party with respect to the claim.

        9.4. REMEDY. The indemnification provisions of this Agreement shall constitute the sole and exclusive remedy of the parties hereto with respect to claims for monetary damages arising out of or related to this Agreement. Except as aforesaid, the parties will each have and retain all other rights and remedies existing in their favor in equity, including, without limitation, any actions for specific performance and/or injunctive or other equitable relief to enforce or prevent any violations of any provisions of this Agreement.

             SECTION 10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

        All representations and warranties made by any party to this Agreement or pursuant hereto shall survive for a period of one (1) year from the date of Closing of the transactions hereunder. The representations and warranties hereunder shall not be affected or diminished by any investigation at any time by or on behalf of the party for whose benefit such representations and warranties were made. All statements contained herein or in any certificate, Schedule, Exhibit, list or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties.

                            SECTION 11. MISCELLANEOUS

        11.1. PARTIES IN INTEREST. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by Seller and its successors and assigns, and Buyer and its successors and assigns. Buyer shall have the right, upon five days prior notification to Seller, to direct Seller to convey title to the Assets acquired by Buyer to a subsidiary corporation organized by the Buyer, or to any third party as determined by Buyer, in which event, the applicable conveyance documents shall be in the name of such subsidiary.

        11.2. HEADINGS. The section and subsection headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        11.3. NOTICES. All notices, claims, certificates, requests, demands and other communications ("communication") hereunder shall be in writing and shall be deemed to have been duly given when mailed (by registered or certified mail, postage prepaid) addressed as follows:

         If to Buyer, to:           ICCE Technologies, Inc.
                                    Attn: Matthew C. Amen, President
                                    5300 Preserve Parkway South
                                    Greenwood Village, Colorado 80121

         With a copy to:            Andrew Bernstein, P.C.
                                    Attn: Andrew N. Bernstein
                                    5445 DTC Parkway, Suite 520
                                    Greenwood Village, Colorado 80111

         If to Seller, to:          Emergent Information Technologies, Inc.
                                    Attn: Cathy Wood
                                    4695 MacArthur Court
                                    8th Floor
                                    Newport Beach, California 92660

         With a copy to:            Riordan & McKinzie
                                    Attn:  James W. Loss, Esq.
                                    600 Anton Blvd.
                                    18th Floor
                                    Costa Mesa, CA 92626

or to such other address as the person to whom notice is to be given may have furnished to the other in writing in accordance herewith. A communication given by any other means shall be deemed duly given when actually received by the addressees.

        11.4. FURTHER ASSURANCES. After the Closing Date, without further consideration, Seller and Buyer shall execute and deliver such further instruments and documents as either party shall reasonably request to consummate the transactions contemplated by the Agreement and to perfect Buyer's title to the Assets. If reasonably requested by Buyer, Seller will prosecute or otherwise enforce in its own name for the benefit of Buyer any claims, rights, or benefits that are transferred to Buyer under this Agreement and that require prosecution or enforcement in Seller's name. Any prosecution or enforcement of claims, rights, or benefits under this Paragraph will be solely at Buyer's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement by Seller.

        11.5. WAIVERS. Any party to this Agreement may, by written notice to the other party hereto, waive any provision of this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent, same or different breach.

        11.6. ENTIRE AGREEMENT. This instrument with its attachments constitutes the entire agreement between Buyer and Seller respecting the sale of the Assets by Seller to Buyer, and any agreement or representation respecting the assets or their sale by Seller to Buyer not expressly set forth in this instrument is null and void.

        11.7. GOVERNING LAW. This Agreement shall be governed and all rights and liabilities under it determined in accordance with the laws of the State of Colorado in effect on this date.

        11.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one Agreement.

        11.9. EXPENSES. Each party shall pay all of its own costs and expenses incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated herein and hereby.

        Executed by the parties as of the day and year first above written.

SELLER:

        EMERGENT INFORMATION TECHNOLOGIES, INC.

                                       BY:
                                           -------------------------------------
                                           AJAY PATEL, CHIEF OPERATING
                                           OFFICER

                                       BY:
                                           -------------------------------------
                                           CATHY WOOD, SECRETARY

BUYER:

        ICCE TECHNOLOGIES, INC.

                                       BY:
                                           -------------------------------------
                                           MATTHEW C. AMEN, PRESIDENT AND
                                           SECRETARY

                              SCHEDULE 1.1 - ASSETS

        Buyer will purchase from Seller all those assets described below:

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
1     n/a                                        The trademark listed on Schedule 3.7.1.
--------------------------------------------------------------------------------------------------------------------
2     1       Magenta        RFM7040             Workstation RGB Mux
              Research
--------------------------------------------------------------------------------------------------------------------
3     1       Magenta        RFD7040             Workstation RGB Demux
              Research
--------------------------------------------------------------------------------------------------------------------
4     1       Magenta        None                Power supply, 15V DC (for Mux/Demux) two per link required
              Research
--------------------------------------------------------------------------------------------------------------------
5     1       Magenta        MPM                 Mux Personality Module
              Research
--------------------------------------------------------------------------------------------------------------------
6     1       Magenta        DPM                 DeMux Personality Module
              Research
--------------------------------------------------------------------------------------------------------------------
7     1       Magenta        None                Cable set (based on standard 6/8 foot lengths)
              Research
--------------------------------------------------------------------------------------------------------------------
8     1       Magenta        None                Attenuator set
              Research
--------------------------------------------------------------------------------------------------------------------
9     1       Magenta        QuadBox             The QuadBox is for use with native PS/2, or SUN style keyboards.
              Research
--------------------------------------------------------------------------------------------------------------------
10    1       Magenta        QuadPlus            The QuadPlus system kit includes a QuadBox, Magenta Research
              Research                           Universal Keyboard, rollerball mouse.
--------------------------------------------------------------------------------------------------------------------
11    1       Magenta        DualQuad            QuadPlus with a second QuadPlus added to allow eight port
              Research                           switching
--------------------------------------------------------------------------------------------------------------------
12    1       Magenta        QuadShare           Addition of the QuadShare calbe allows 2 QuadPlus users to share
              Research                           two CPUs.
--------------------------------------------------------------------------------------------------------------------
13    1       Magenta        QuadView2           Adds video switching to the QuadBox or QuadPlus
              Research
--------------------------------------------------------------------------------------------------------------------
14    1       Magenta        None                Power Pack, 9V (U.S.)
              Research
--------------------------------------------------------------------------------------------------------------------
15    1       Magenta        QuadView2x4         4 input x 2 output 15pin VGA Video Switch, RS232 controlled
              Research
--------------------------------------------------------------------------------------------------------------------
16    1       Magenta        QuadLink            Long Haul Link allows QuadBox (with or without QuadView) to be
              Research                           located up to 2000 feet from the user's Magenta Research
                                                 Universal keyboard and mouse.  PS/2 kybd/mouse requires 2.
--------------------------------------------------------------------------------------------------------------------
17    1       Magenta        Octave              1x8 multiplatform keyboard / mouse / video switch
              Research
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
18    1       Magenta        OctavePlus          The OctavePlus system kit includes an Octave, Magenta Research
              Research                           Universal Keyboard, rollerball mouse.
--------------------------------------------------------------------------------------------------------------------
19    1       Magenta        Works-in-a-Drawer   2U rack-mount drawer with built-in Octave, keyboard, mouse and LCD
              Research
--------------------------------------------------------------------------------------------------------------------
20    1       Magenta        None                Works-in-a-Drawer w/o LCD display
              Research
--------------------------------------------------------------------------------------------------------------------
21    1       Magenta        DUO                 1x2 multiplatform keyboard / mouse / video switch
              Research
--------------------------------------------------------------------------------------------------------------------
22    1       Magenta        DUO w/o Video       1x2 multiplatform keyboard / mouse switch
              Research
--------------------------------------------------------------------------------------------------------------------
23    1       Magenta        Universal Keyboard  Universal Keyboard w/ LCD Display and added function keys
              Research
--------------------------------------------------------------------------------------------------------------------
24    1       Magenta        Duo/QuadBox/Octave  Connects CPU Keyboard/Mouse to unit:
              Research
--------------------------------------------------------------------------------------------------------------------
25    1       Magenta        4401819-06          PS/2 Keyboard/Mouse
              Research
--------------------------------------------------------------------------------------------------------------------
26    1       Magenta        4401816-06          SUN Keyboard/Mouse
              Research
--------------------------------------------------------------------------------------------------------------------
27    1       Magenta        8450270-66          MAC Keyboard/Mouse
              Research
--------------------------------------------------------------------------------------------------------------------
28    1       Magenta        8450269-06          DEC Keyboard/Mouse
              Research
--------------------------------------------------------------------------------------------------------------------
29    1       Magenta        Duo/Octave Video    Connects CPU Video to unit (also req'd to connect monitor to
              Research                           Octave):
--------------------------------------------------------------------------------------------------------------------
30    1       Magenta        8450265-06          PC video/VGA economy cable
              Research
--------------------------------------------------------------------------------------------------------------------
31    1       Magenta        8450265-06F         PC video/VGA Hi-Res cable
              Research
--------------------------------------------------------------------------------------------------------------------
32    1       Magenta        8450268-06          SUN 13W3 Video
              Research
--------------------------------------------------------------------------------------------------------------------
33    1       Magenta        8450267-06          MAC Video
              Research
--------------------------------------------------------------------------------------------------------------------
34    1       Magenta        Call for info       DEC Video
              Research
--------------------------------------------------------------------------------------------------------------------
35    1       Magenta        Octave inter-unit   To cascade multiple Octave units:
              Research       cables
--------------------------------------------------------------------------------------------------------------------
36    1       Magenta        4401942-06          Octave cascade cable
              Research
--------------------------------------------------------------------------------------------------------------------
37    1       Magenta        Octave console      Connects user keyboard/mouse to unit.  To connect monitor, see
              Research                           Video cables.
--------------------------------------------------------------------------------------------------------------------
38    1       Magenta        8450274-06A         PS/2 Keyboard/Mouse
              Research
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
39    1       Magenta        8450275-06A         SUN Keyboard/Mouse
              Research
--------------------------------------------------------------------------------------------------------------------
40    1       Magenta        MTC                 miniTASCC Client Unit
              Research
--------------------------------------------------------------------------------------------------------------------
41    1       Magenta        MTS                 miniTASCC Server Unit
              Research
--------------------------------------------------------------------------------------------------------------------
42    1       Magenta        MTV                 miniTASCC 8x4 or 4x8 RGV Video Switch
              Research
--------------------------------------------------------------------------------------------------------------------
43    1       Magenta        VGA-RGB             Converts standard 15-pin VGA to RGsB BNC
              Research
--------------------------------------------------------------------------------------------------------------------
44    1       Magenta        SUN-RGB             Converts standard SUN 13W3 to RGsB BNC
              Research
--------------------------------------------------------------------------------------------------------------------
45    1       Magenta        RGB-VGA-A           Converts RGsB to 15-pin VGA requiring separate H&V sync
              Research
--------------------------------------------------------------------------------------------------------------------
46    1       Magenta        RGB-VGA-A-PS        9 volt power supply for above
              Research
--------------------------------------------------------------------------------------------------------------------
47    1       Magenta        RGB-VGA-P           Converts RGB to 15-pin VGA accepting sync-on-green
              Research
--------------------------------------------------------------------------------------------------------------------
48    1       Magenta        KPS-2               PS/2 style Keyboard splitter
              Research
--------------------------------------------------------------------------------------------------------------------
49    1       Magenta        MPS-2               PS/2 style Mouse splitter
              Research
--------------------------------------------------------------------------------------------------------------------
50    1       Magenta        VS-2                VGA Monitor splitter
              Research
--------------------------------------------------------------------------------------------------------------------
51    1       Magenta        SPK-2               Dual Console Kit (includes one each above items)
              Research
--------------------------------------------------------------------------------------------------------------------
52    1       Magenta        MV-T                Transmitter - RGB over UTP
              Research
--------------------------------------------------------------------------------------------------------------------
53    1       Magenta        MV-R                Receiver - RGB over UTP
              Research
--------------------------------------------------------------------------------------------------------------------
54    1       Magenta        MV-R-2              Optional Receiver - for 2 receiver daisy-chain
              Research
--------------------------------------------------------------------------------------------------------------------
55    1       Magenta        MV-DA               Distribution Amplifier 1x6 RGB UTP
              Research
--------------------------------------------------------------------------------------------------------------------
56    1       Magenta        MV-DA-PS-65         Power Supply for Distribution Amp, 65W
              Research
--------------------------------------------------------------------------------------------------------------------
57    1       Magenta        MV-DA-PS-100        Power Supply for Distribution Amp, 100W
              Research
--------------------------------------------------------------------------------------------------------------------
58    1       Magenta        MV-TR-PS            Power Supply for transmitter/receiver (when not using Amplifier)
              Research
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
59    1       Magenta        PC-LINK             Allows remote placement of a PC over CAT5 UTP - up to 500 feet.
              Research                           Complete package includes transmitter, receiver and interface cabling.
--------------------------------------------------------------------------------------------------------------------
60    1       Miranda        ASD-271p            Digital Video Line Processors
              Technologies
--------------------------------------------------------------------------------------------------------------------
61    1       Miranda        Quartz              Composite, Y/C, CAV & Digital 4:2:2 Line Quadrupler
              Technologies
--------------------------------------------------------------------------------------------------------------------
62    1       Miranda        Quartz-LDX          Composite, Y/C, CAV & Digital 4:2:2 Line Doubler
              Technologies
--------------------------------------------------------------------------------------------------------------------
63    1       Miranda        Quartz-LD           Composite, Y/C, Line Doubler
              Technologies
--------------------------------------------------------------------------------------------------------------------
64    1       Miranda        316-001D            Screen-FX Virtual Video Wall Processor
              Technologies
--------------------------------------------------------------------------------------------------------------------
65    1       Miranda        Screen-FX Frame I   Frame, User/Controler Software and RGBS(HV) outputs
              Technologies
--------------------------------------------------------------------------------------------------------------------
66    1       Miranda        Screen-FX Frame II  Frame I + Analog or Digital Internal Routing Switcher
              Technologies
--------------------------------------------------------------------------------------------------------------------
67    1       Miranda        Screen-FX Frame III Frame II + Standalone User/Controler Software & Hardware
              Technologies
--------------------------------------------------------------------------------------------------------------------
68    1       Miranda        Screen-16A          Dual Analog Input Board Composite or Y/C (NTSC/PAL)
              Technologies
--------------------------------------------------------------------------------------------------------------------
69    1       Miranda        Screen-16D          Dual Digital 4:2:2 Input Board (525/625)
              Technologies
--------------------------------------------------------------------------------------------------------------------
70    1       Miranda        Screen-16VGA        Dual VGA Input Board RGBHV (640x480 up to 1280x1024)
              Technologies
--------------------------------------------------------------------------------------------------------------------
71    1       Miranda        Composite Output    Genlockable NTSC/PAL Composite Output Board
              Technologies
--------------------------------------------------------------------------------------------------------------------
72    1       Miranda        SFX TouchScreen PC  800x600 10.5" TFT Touch Screen with 4 com ports
              Technologies
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
73    1       Miranda                            picoLink Series Video Encoders, Decoders and ARCs
              Technologies
--------------------------------------------------------------------------------------------------------------------
74    1       Miranda        ASD-171p            Component Analog Video to 4:2:2 Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------
75    1       Miranda        ASD-271p            NTSC/PAL/SECAM to 4:2:2 Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------
76    1       Miranda        ASD-272p            S-Video to 4:2:2 Decoder
              Technologies
--------------------------------------------------------------------------------------------------------------------
77    1       Miranda        SDM-171p            4:2:2 to Component Analog Video Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------
78    1       Miranda        SDM-271p            4:2:2 to NTSC/Pal Encoder
              Technologies
--------------------------------------------------------------------------------------------------------------------
79    1       Miranda        SDM-272p            4:2:2 to S-Video Encoder
              Technologies
--------------------------------------------------------------------------------------------------------------------
80    1       Miranda        DEC-271p            NTSC/PAL/SECAM to CAV Decoder and ARC
              Technologies
--------------------------------------------------------------------------------------------------------------------
81    1       Miranda        DEC-272p            NTSC/PAL/SECAM to S-Video Decoder and ARC
              Technologies
--------------------------------------------------------------------------------------------------------------------
82    1       Miranda        ARC-371p            NTSC/PAL/SECAM Aspect Ratio Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------
83    1       Miranda                            picoLink Series Audio Converters
              Technologies
--------------------------------------------------------------------------------------------------------------------
84    1       Miranda        IDA-771p/75         AES/EBU 75ohm to 110 ohm Repeater/Impedance Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------
85    1       Miranda        IDA-771p/110        AES/EBU 110ohm to 75ohm Repearter/Impedance Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------
86    1       Miranda        ASD-771p/75         75ohm AES/EBU Analog to Digital Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
87    1       Miranda        ASD-771p/110        110ohm AES/EBU Analog to Digital Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------
88    1       Miranda        SDM-771p/75         75ohm AES/EBU Digital to Analog Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------
89    1       Miranda        SDM-771p/110        110ohm AES/EBU Digital to Analog Converter
              Technologies
--------------------------------------------------------------------------------------------------------------------
90    1       Miranda                            picoLink Series Multiplexers and Demultiplexers
              Technologies
--------------------------------------------------------------------------------------------------------------------
91    1       Miranda        ADX-171p            Analog Audio Demultiplexer
              Technologies
--------------------------------------------------------------------------------------------------------------------
92    1       Miranda        ADX-172p/75         Dual AES/EBU 75ohm Audio Demultiplexer
              Technologies
--------------------------------------------------------------------------------------------------------------------
93    1       Miranda        ADX-172p/110        Dual AES/EBU 110ohm Audio Demultiplexer
              Technologies
--------------------------------------------------------------------------------------------------------------------
94    1       Miranda                            Power Supply Options for Picolink and MicroLink Series
              Technologies
--------------------------------------------------------------------------------------------------------------------
95    1       Miranda        LKS-WSA             Wall Plug-in power Supply for 110 V
              Technologies
--------------------------------------------------------------------------------------------------------------------
96    1       Miranda        LKS-WSE             Wall Plug-in power Supply for 220 V
              Technologies
--------------------------------------------------------------------------------------------------------------------
97    1       Miranda        LKS-CPS             Centralized Power Supply for up to 10 Links
              Technologies
--------------------------------------------------------------------------------------------------------------------
98    1       Miranda                            Digipath Sahara Routers
              Technologies
--------------------------------------------------------------------------------------------------------------------
99    1       Miranda                            Sahara 16X Routers
              Technologies
--------------------------------------------------------------------------------------------------------------------
100   1       Miranda        1616RGBHV-A2        16x16  RGBHV & Audio (Stereo) Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
101   1       Miranda        1616RGBHV           16x16  RGBHV Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
102   1       Miranda        88RGBHV-A2          8x8  RGBHV & Audio (Stereo) Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
103   1       Miranda        88RGBHV             8x8 RGBHV Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
104   1       Miranda        44RGBHV-A2          4x4  RGBHV & Audio (Stereo) Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
105   1       Miranda        44RGBHVC            4x4  RGBHV & Composite Video Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
106   1       Miranda        44RGBS              4x4  RGBS Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
107   1       Miranda        RS-16X16-V-M        16X16  Analog Video Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
108   1       Miranda        RS-16X16-V-S        16X16  Analog Video Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
109   1       Miranda        RSM-16X16-V         Option:  additional 16X16 Analog Video module
              Technologies
--------------------------------------------------------------------------------------------------------------------
110   1       Miranda        RS-16X16-A2-M       16X16  Analog Stereo Audio Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
111   1       Miranda        RS-16X16-A2-S       16X16  Analog Stereo Audio Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
112   1       Miranda        RSM-16X16-A2        Option:  additional analog audio stereo 16X16 module
              Technologies
--------------------------------------------------------------------------------------------------------------------
113   1       Miranda        RS-16X8-A2-M        Analog Stereo Audio Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
114   1       Miranda        RS-16X8-A2-S        Analog Stereo Audio Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
115   1       Miranda        RSM-16X8-A2         Option:  additional analog audio stereo 16X8 module
              Technologies
--------------------------------------------------------------------------------------------------------------------
      1       Miranda        RS-16X16-A-M        16X16  Analog Mono Audio Router-Master
116           Technologies
--------------------------------------------------------------------------------------------------------------------
117   1       Miranda        RS-16X16-A-S        16X16  Analog Mono Audio Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
118   1       Miranda        RSM-16X16-A         Option:  additional analog audio mono 16X16 module
              Technologies
--------------------------------------------------------------------------------------------------------------------
119   1       Miranda        RS-16X16-A4-M       16X16  Quad Analog Audio Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
120   1       Miranda        RS-16X16-A4-S       16X16  Quad Analog Audio Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
121   1       Miranda        RS-16X16-VA2-M      16X16  Analog Video & Stereo Analog Audio-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
122   1       Miranda        RS-16X16-VA2-S      16X16  Analog Video & Stereo Analog Audio-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
123   1       Miranda        RS-16X8-VA2-M       16X8  Analog Video & Stereo Analog Audio Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
124   1       Miranda        RS-16X8-VA2-S       16X8  Analog Video & Stereo Analog Audio Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
125   1       Miranda        RS-16X16-DA110-M    16X16  AES/EBU-110 balanced, transformer coupled-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
126   1       Miranda        RS-16X16-DA110-S    16X16  AES/EBU-110 balanced, transformer coupled-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
127   1       Miranda        RSM-16X16-DA110     Option:  Additional AES/EBU-110 16X16 module
              Technologies
--------------------------------------------------------------------------------------------------------------------
128   1       Miranda        RS-16X16-DV-M       16X16  Serial Digital Video Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
129   1       Miranda        RS-16X16-DV-S       16X16  Serial Digital Video Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
      1       Miranda                            Sahara 16X Routers
130           Technologies
--------------------------------------------------------------------------------------------------------------------
131   1       Miranda        RS-32X32-V-M        32X32  Analog Video Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
132   1       Miranda        RS-32X32-V-S        32X32  Analog Video Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
133   1       Miranda        RS-32X16-V-M        32X16  Analog Video Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
134   1       Miranda        RS-32X16-V-S        32X16  Analog Video Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
135   1       Miranda        RS-32X32-A-M        32X32  Analog Audio Mono Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
136   1       Miranda        RS-32X32-A-S        32X32  Analog Audio Mono Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
137   1       Miranda        RSM-32X32-A         Option:  Additional Analog Audio Mono 32X32 module
              Technologies
--------------------------------------------------------------------------------------------------------------------
138   1       Miranda        RS-32X16-A-M        32X16  Analog Audio Mono Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
139   1       Miranda        RS-32X16-A-S        32X16  Analog Audio Mono Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
140   1       Miranda        RSM-32X16-A         Option:  Additional Analog Audio Mono 32X16 Module
              Technologies
--------------------------------------------------------------------------------------------------------------------
141   1       Miranda        RS-32X32-A2-M       32X32  Analog Stereo Audio Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
142   1       Miranda        RS-32X32-A2-S       32X32  Analog Stereo Audio Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
143   1       Miranda        RS-32X16-A2-M       32X16  Analog Stereo Audio Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
      1       Miranda        RS-32X16-A2-S       32X16  Analog Stereo Audio Router-Slave
144           Technologies
--------------------------------------------------------------------------------------------------------------------
145   1       Miranda        RS-32X32-DV-M       32X32  Serial Digital Video Router-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
146   1       Miranda        RS-32X32-DV-S       32X32  Serial Digital Video Router-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
147   1       Miranda        RS-32X32-DA-M       AES/EBU-110 balanced, transformer coupled-Master
              Technologies
--------------------------------------------------------------------------------------------------------------------
148   1       Miranda        RS-32X32-DA-S       AES/EBU-110 balanced, transformer coupled-Slave
              Technologies
--------------------------------------------------------------------------------------------------------------------
149   1       Miranda                            Digipath Sahara Router Control Panels
              Technologies
--------------------------------------------------------------------------------------------------------------------
150   1       Miranda                            Configurable with Alphanumeric display
              Technologies
--------------------------------------------------------------------------------------------------------------------
151   1       Miranda        LP-AND-16X16        16X16  Local panel
              Technologies
--------------------------------------------------------------------------------------------------------------------
152   1       Miranda        RP-AND-16X16        16X16  Remote panel
              Technologies
--------------------------------------------------------------------------------------------------------------------
153   1       Miranda        RP-AND-32X1         MultiBus Remote panel
              Technologies
--------------------------------------------------------------------------------------------------------------------
154   1       Miranda        RP-AND-XY           XY Remote panel
              Technologies
--------------------------------------------------------------------------------------------------------------------
155   1       Miranda                            Configurable with Alphanumeric display
              Technologies
--------------------------------------------------------------------------------------------------------------------
156   1       Miranda        RP-PB-16X1          16X1  Remote panel (Univ. P.S.)
              Technologies
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
157   1       Miranda        RP-PB-32X1          32X1  Remote panel (Univ. P.S.)
              Technologies
--------------------------------------------------------------------------------------------------------------------
      1       Miranda        RP-PB-32X32         32X32  Remote panel
158           Technologies
--------------------------------------------------------------------------------------------------------------------
159   1       Altinex        CB3703MR            3ft VGA-VGA (M)
--------------------------------------------------------------------------------------------------------------------
160   1       Altinex        CB3803HR            3ft VGA F-F
--------------------------------------------------------------------------------------------------------------------
161   1       Altinex        MS8102CA            6ft 5BNC-VGA (M)
--------------------------------------------------------------------------------------------------------------------
162   1       Bi-Tronics     CV-CPMC885          3 Piece BNC Plug
--------------------------------------------------------------------------------------------------------------------
163   1       Bi-Tronics     CV-A2106            BNC/RCA Adapter
--------------------------------------------------------------------------------------------------------------------
164   1       Bi-Tronics     YD-603BK            Cat5 Data Cable - 3ft
--------------------------------------------------------------------------------------------------------------------
165   1       Bi-Tronics     TV-BNCXT            BNC Extraction Tool
--------------------------------------------------------------------------------------------------------------------
166   1       Altinex        CC-MS8112CA         Custom Cable like MS8112CA; 2ft 5BNC-VGA (F)
--------------------------------------------------------------------------------------------------------------------
167   1       Altinex        MS8123CA            15PHD (M) - 13W3 (F)
--------------------------------------------------------------------------------------------------------------------
168   1       Altinex        CB3925HR            15PHD (M) - 15PHD (F)
--------------------------------------------------------------------------------------------------------------------
169   1       CCC Inc.       FV230PSU            Server Interface Chassis - 14U high chassis with integral
                                                 signaling backplane.  Accepts up to (1) Control card, (4) Server cards, and (16) Matrix control cards.  Includes Regulated and redundant (option) linear power supply units for the server interface.
--------------------------------------------------------------------------------------------------------------------
170   1       CCC Inc.       FVCADCC             Server Interface Control Card - Provides control of the matrix via control signals on the backplane.
--------------------------------------------------------------------------------------------------------------------
171   1       CCC Inc.       FVCASIC             Server Interface Card - Connects 16 servers to the backplane forming part of the video and signaling matrix.
--------------------------------------------------------------------------------------------------------------------
172   1       CCC Inc.       FVCAMC              Scalable Matrix Card - Connects 32 users to the backplane forming part of the video and signaling matrix.
--------------------------------------------------------------------------------------------------------------------
173   1       CCC Inc.       FVADCC              User Interface Control Card - Provides control of the user interface cards via control signals on the backplane.
--------------------------------------------------------------------------------------------------------------------
174   1       CCC Inc.       FVCAUIC             User Interface Card - Connects the video and signaling matrix to the server control work areas.
--------------------------------------------------------------------------------------------------------------------
175   1       CCC Inc.       MC-2                Cabling Interconnect Cables - High density interconnect cables used between chassis.
--------------------------------------------------------------------------------------------------------------------
176   1       CCC Inc.       CB-IC-A02           Various Cabling
--------------------------------------------------------------------------------------------------------------------
177   7       CCC Inc.       FD2-04-TX           FreeDesk Quad Transmit Unit - Provides connection to server,
                                                 Monitor, keyboard, and mouse signals that are inputted and transmitted over Category 5 twisted pair cabling to the server switch.
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
178   3       CCC Inc.       FD201RXF            FreeDesk Desktop Receive Unit - Accepts signals from the server switch and converts them to Monitor, keyboard, and mouse
                                                 outputs.  Used at each user screen.  Includes Power supply module for the FreeDesk destop receive unit.
--------------------------------------------------------------------------------------------------------------------
179   1       CCC Inc.       FVSS                Switch Server 250 connection license - Includes user logon, server selection and switch administration modules to control the
                                                 FreeVision-X system.
--------------------------------------------------------------------------------------------------------------------
180   1       CCC Inc.       FV230PSU            User Interface Chassis - 14U high chassis with integral signaling backplane.  Used to connect user interface cards to the video and signaling matrix.  Includes Regulated and redundant (option)
                                                 linear power supply units for the user interface chassis.
--------------------------------------------------------------------------------------------------------------------
181   1       Altinex        MS8112CA            6ft 5BNC (M) - VGA (F)
--------------------------------------------------------------------------------------------------------------------
182   1       Autodesk       AutoCAD2000         AutoCAD2000 for Window95/WindowsNT on CD
--------------------------------------------------------------------------------------------------------------------
183   1       Crestron                           Crestron CNX Gateway Software - Five Licenses
--------------------------------------------------------------------------------------------------------------------
184   6       Case Design    909 Super-Shipper   22x22x20 size  909 Super Shipper
              Corp.
--------------------------------------------------------------------------------------------------------------------
185   6       Case Design    909 Super-Shipper   Foam for 22x22x20  909 Super Shipper
              Corp.          Foam
--------------------------------------------------------------------------------------------------------------------
186   24      Case Design    909 Super-Shipper   Wheels for the 909 Super Shipper
              Corp.          Wheels
--------------------------------------------------------------------------------------------------------------------
187   1       Ultimate       AJ139               Custom Patch Panel
--------------------------------------------------------------------------------------------------------------------
188   1       Bi-Tronics     YD-DB15MMC3         Macintosh VGA Assembly - (3') m panel mt
--------------------------------------------------------------------------------------------------------------------
189   1       Bi-Tronics     YD-DB15MMC3         Macintosh VGA Assembly - (3') f panel mt
--------------------------------------------------------------------------------------------------------------------
190   1       Bi-Tronics     YD-HD15MFC3         VGA Assy, HD15 (m-m) Coax on YD-HD15MFC3 (3') f panel mt
--------------------------------------------------------------------------------------------------------------------
191   36      Kings          2025-79-9           Kings BNC Connector's
--------------------------------------------------------------------------------------------------------------------
192   2       MilesTek Inc.  50-70316            Grouped Power Strip
--------------------------------------------------------------------------------------------------------------------
193   2       Sharp          XG-NV6XU            Sharp NV6 Video Projector
--------------------------------------------------------------------------------------------------------------------
194   2       Sharp          AN-XGCM60           Sharp Ceiling Mount Bracket
--------------------------------------------------------------------------------------------------------------------
195   2       JTK            JTK-51              Installer's Kit in XR Rota-Tough Case
--------------------------------------------------------------------------------------------------------------------
196   1       JTK            23-473              Enhancement Kit with Tools
--------------------------------------------------------------------------------------------------------------------
197   2       Ideal          240-815             BNC Removal Tool, 12 " Blade
--------------------------------------------------------------------------------------------------------------------
198   1       Ideal          64-100              Fish Tape, 100'
--------------------------------------------------------------------------------------------------------------------
199   1       Weller         47-100              Soldering Station, WCC100, 350-850 degree F
--------------------------------------------------------------------------------------------------------------------
200   1       Weller         47-850              ETA 1/16" Screwdriver Soldering Tip
--------------------------------------------------------------------------------------------------------------------
201   1       Weller         47-526              ETS .01" Long Conical Soldering Tip
--------------------------------------------------------------------------------------------------------------------
202   2       JTM            JTM-93              Industrial Elctrician's Multimeter, 200mV-600V
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
203   2       JTM            23-604              Case for JTM-93 Multimeter
--------------------------------------------------------------------------------------------------------------------
204   1       N/A            NPN                 Plastic Cable Ties
--------------------------------------------------------------------------------------------------------------------
205   6       N/A            NPN                 VGA M/M Adaptors
--------------------------------------------------------------------------------------------------------------------
206   2       N/A            NPN                 Power Adaptors for DC Outlets
--------------------------------------------------------------------------------------------------------------------
207   1       Bi-Tronics     YD-DB15MMC3         Macintosh VGA Assembly- (3') M Panel Mount
--------------------------------------------------------------------------------------------------------------------
208   1       Bi-Tronics     YD-DB15MMC3         Macintosh VGA Assembly- (3') F Panel Mount
--------------------------------------------------------------------------------------------------------------------
209   1       Bi-Tronics     YD-HD15MFC3         VGA Assy, HD15 (M-M) Coax on YD-HD15MFC3 (3') F Panel Mount
--------------------------------------------------------------------------------------------------------------------
210   1       CCC Inc.       FV CACH . 192x32    Server/User Chassis.  14U high with integral signaling
                                                 blackplane. Accepts up to: 2 Control, 12 Server, 3 Matrix, 2 User
                                                 Cards
--------------------------------------------------------------------------------------------------------------------
211   1       CCC Inc.       FVCADCC             Control Card.  Provides control of the matrix via control signals on the backplane.
--------------------------------------------------------------------------------------------------------------------
212   1       CCC Inc.       FVCASIC             Server Interface Card.  Connects 16 servers to the backplane forming part of the video and signaling matrix.
--------------------------------------------------------------------------------------------------------------------
213   1       CCC Inc.       FVCAMC              Scalable Matrix Card.  Connects 32 users to the backplane forming part of the video and signaling matrix.
--------------------------------------------------------------------------------------------------------------------
214   1       CCC Inc.       FVCAUIC             User Interface Card.  Connects the video and signaling matrix to the server control work areas.
--------------------------------------------------------------------------------------------------------------------
215   1       CCC Inc.       HRS-CB-IC-A02       Various Cabling
--------------------------------------------------------------------------------------------------------------------
216   1       CCC Inc.       FD203TXF            FreeDesk Transmit Unit (mini-TX) inclusive. Converts KVM stream onto single Cat5 RJ45. External cable assembly variant.
--------------------------------------------------------------------------------------------------------------------
217   16      CCC Inc.       FVCABP              Blanking Plate. Screws into unused FreeVision-X Chasis slots.
--------------------------------------------------------------------------------------------------------------------
218   1       Kodak          EKA60501069         Kodak Digital Science DC50 Zoom Camera with power supply
--------------------------------------------------------------------------------------------------------------------
219   1       CCC Inc.       FVSS                Switch Server 250 Connection License.  Includes user logon, server selection and switch administration modules to control the
                                                 FreeVision-X Switch.
--------------------------------------------------------------------------------------------------------------------
220   1       CCC Inc.       FVCA-INST           Installation Services.  Project team to provide complete on-site installation of the FreeVision-X Switch. Includes switch server provisioning, setup and training for users and administration team.
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
221   1       CCC Inc.       FVCA-MAIN           Maintenance. Complete support and services package for all the
                                                 FreeVision-X Switch. Includes yearly services to cover all software revisions, on-site service, revision training materials and extended hardware warranty coverage. 9am-5pm, M-F, 8hr on-site
--------------------------------------------------------------------------------------------------------------------
222   1       CCC Inc.       FVMHCH              Server and User Chassis.  Slimeline Chassis with integral
                                                 signaling backplane.  Includes single Power Supply.
--------------------------------------------------------------------------------------------------------------------
223   1       CCC Inc.       FVMAT/3             Cabling Interconnect Cables.  High density interconnect cables used between various cabling.
--------------------------------------------------------------------------------------------------------------------
224   1       CCC Inc.       FVVAR               Various Cabling
--------------------------------------------------------------------------------------------------------------------
225   2       Miranda        ASD-27p             NTSC
              Technologies
--------------------------------------------------------------------------------------------------------------------
226   112     CCC Inc.       FD201TCF            FreeDesk Transmit Unit
--------------------------------------------------------------------------------------------------------------------
227   1       Jensen Tools   410-040             29 Piece Drill Set, 1/16" - 1/2" by 64ths
              Inc.
--------------------------------------------------------------------------------------------------------------------
228   1       Jensen Tools   47-060              Soldering Iron, 60W
              Inc.
--------------------------------------------------------------------------------------------------------------------
229   2       Jensen Tools   3-031               Slotted Screwdriver, 1/8" tip, 10" blade
              Inc.
--------------------------------------------------------------------------------------------------------------------
230   2       Canon          VC-C3               Canon VC-C3 Video Camera
--------------------------------------------------------------------------------------------------------------------
231   1       Sony           EVI-D30             Sony EVI-D30 Video Camera
--------------------------------------------------------------------------------------------------------------------
232   6       RDL            ST-PA6              RDL ST-PA6 Power Amp @ 6W RMS
--------------------------------------------------------------------------------------------------------------------
233   6       RDL            PH-24K              RDL PH-24K Power Supply (1 per 2 Amps)
--------------------------------------------------------------------------------------------------------------------
234   1       Crestron       CNXVTC-3            Crestron CNXVTC-3 Volume Control - 3 Channels, Module plugs into
                                                 CNX Rack
--------------------------------------------------------------------------------------------------------------------
235   2       NEC            LA-2032 JMW-P       NEC LA-2032 JMW-P LED Displays (with protective coating over display)
--------------------------------------------------------------------------------------------------------------------
236   1       DaLite         DA-SNAP             DaLite DA-SNAP Screen  60"x80"
--------------------------------------------------------------------------------------------------------------------
237   1       Sharp          CLMP50056CE01       Sharp Projector Replacement Lamp
--------------------------------------------------------------------------------------------------------------------
238   1       Lutron         XG-NV6-WCC          Sharp Projector Case
--------------------------------------------------------------------------------------------------------------------
239   1       Lutron         GRX-LA-2-A-WH       Lutron 2 Zone Control
--------------------------------------------------------------------------------------------------------------------
240   1       Lutron         GRX-IA-4-A-WH       Lutron 4 Zone Control
--------------------------------------------------------------------------------------------------------------------
241   1       Lutron         IT-IR               GRX  IT-IR Transmitter
--------------------------------------------------------------------------------------------------------------------
242   1       Lutron         PRG-RS232           GRX  PRG-RS232 Program Interface
--------------------------------------------------------------------------------------------------------------------
243   1       Lutron         AV-4                GRX  AV-4 Scene Recall Interface
--------------------------------------------------------------------------------------------------------------------
244   1       Mitsubishi     120U                Mitsubishi 21" Diamond Plus Monitor 120U
--------------------------------------------------------------------------------------------------------------------
245   1       SmartBoard     SB580-15652         72" Front SmartBoard
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
246   1       SmartBoard     NPN                 SmartBoard Cart
--------------------------------------------------------------------------------------------------------------------
247   2       Communication  1241                CSI Deuce Scaler Dual Rack Kit, 1241
              Specialties
              Inc.
--------------------------------------------------------------------------------------------------------------------
248   1       Ultimate       RO1                 Audio Patch Panel, 1 RU TECH Black PC w/white fill - 18 RCA female to female connectors
--------------------------------------------------------------------------------------------------------------------
249   12      Inline Inc.    IN-2100             IN-2100 VGA Interface
--------------------------------------------------------------------------------------------------------------------
250   1       CCC Inc.       FD-AU-TX            FreeDesk Desktop Audio Transmitter
--------------------------------------------------------------------------------------------------------------------
251   2       CCC Inc.       FD-04CC             FreeDesk Rack Mount
--------------------------------------------------------------------------------------------------------------------
252   1       CCC Inc.       FD-SU-TX            Freedesk Quad Sun Transmit Card.  Converts KVM into single Cat 5 cable
--------------------------------------------------------------------------------------------------------------------
253   1       Philips        G3                  G3 AutoDome Complete System In-Ceiling Camera, Clear Bubble,
                                                 Package # LTC 0829/29
--------------------------------------------------------------------------------------------------------------------
254   1       ComScope       24-4P-L5-BLU        1,000FT Cat-5 Cable equivalent to Beldon 1583A
--------------------------------------------------------------------------------------------------------------------
255   1       Ideal          600-156             LinkMaster Tester.  Test twisted pair cable (T568A/B) for
                                                 configuration and continuity.
--------------------------------------------------------------------------------------------------------------------
256   1       Microsoft      MCSQ01J             Microsoft Visio 2000 Professional Software for IT diagrams
--------------------------------------------------------------------------------------------------------------------
257   5       Communications Deuce 2200          Deuce 2200 Intelligent Video Scaler 1280 x 1024
              Specialties,
              Inc.
--------------------------------------------------------------------------------------------------------------------
258   1       Crestron       CNXLIR              Crestron CNXLIR IR Learner
              Electronics,
              Inc.
--------------------------------------------------------------------------------------------------------------------
259   1       Macromedia     WDW80D10            Software Upgrade-Director v8.0 Shockwave Studio for Win9x/NT
                                                 (MCR025H)
--------------------------------------------------------------------------------------------------------------------
260   1       Macromedia     FLW40D10            Software Upgrade-Flash v4.0 for Win9x/NT (MCRO241)
--------------------------------------------------------------------------------------------------------------------
261   1       Macromedia     WBW30D01            Software-Dreamweaver v3.0/Fireworks v3.0 Studio for Win9x/NT
                                                 (MCRO24L)
--------------------------------------------------------------------------------------------------------------------
262   1       Crestron       CNX Gateway         CNX Gateway Software with five licenses
              Electronics,   Software
              Inc.
--------------------------------------------------------------------------------------------------------------------
263   1       Comp USA       SKU #234492         Comnp USA IDE Controller with parallel and serial port
--------------------------------------------------------------------------------------------------------------------
264   1       Miranda        Screen-FX-DUAL      Sceen-FX-DUAL: Multi-Image Processor Frame
              Technologies
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
265   1       Miranda        Screen-16VGA        Screen-16VGA: Dual VGA Imput Board RGBHV (640x480 up to 1280x1024)
              Technologies
--------------------------------------------------------------------------------------------------------------------
266   1       Miranda        RAMETR              RAMETR: Extra RAMDISK & Ethernet
              Technologies
--------------------------------------------------------------------------------------------------------------------
267   1       QSA            None                QSA Dynamic Hi-Fi Microphone
--------------------------------------------------------------------------------------------------------------------
268   2       Custom Sensors MT606-1             USB to PS/2 Keyboard and Mouse Adaptor
              Inc.
--------------------------------------------------------------------------------------------------------------------
269   1       Crestron       CEN-IO              Ethernet Enabled I/O Module (LAN Card) for Crestron CNMSX-PRO
              Electronics,                       Controller
              Inc.
--------------------------------------------------------------------------------------------------------------------
270   1       Dell           2S8PS               Dell Dimension XPS T500 computer
--------------------------------------------------------------------------------------------------------------------
271   1       Dell           1471519             Dell Model D1025TM Trinitron monitor
--------------------------------------------------------------------------------------------------------------------
272   1       Dell           80RPK               Precision 410 MMP computer
--------------------------------------------------------------------------------------------------------------------
273   1       Dell           80RMZ               Precision 410 MMP computer
--------------------------------------------------------------------------------------------------------------------
274   1       Sharp          U.K. PAT No.        Sharp Projector Carrying Case with telescopic handle and wheels
                             2029793
--------------------------------------------------------------------------------------------------------------------
275   3       Sun            NE SUN1             Sun Model Compact 1 computer mouse, Sun No. 370-1587-03
--------------------------------------------------------------------------------------------------------------------
276   1       Dell           081HZ               Dimension XPS T500 Computer
--------------------------------------------------------------------------------------------------------------------
277   1       Dell           90UQR               XPS T550 computer
--------------------------------------------------------------------------------------------------------------------
278   1       Dell           4MH7I               Dimension XPS T500 computer
--------------------------------------------------------------------------------------------------------------------
279   1       Dell           85EJH               Dimension XPS T550 computer
--------------------------------------------------------------------------------------------------------------------
280   1       Dell           DG40E               Dimension XPS T 600 computer
--------------------------------------------------------------------------------------------------------------------
281   1       Dell           DTB9A-B9            M770 Monitor
--------------------------------------------------------------------------------------------------------------------
282   1       Dell           DR50T-A9            M770 monitor
--------------------------------------------------------------------------------------------------------------------
283   1       Dell           2702343             Trinitron Ultrascan P1110 monitor
--------------------------------------------------------------------------------------------------------------------
284   1       Dell           2742642             Trinitron Ultrascan P1110 monitor
--------------------------------------------------------------------------------------------------------------------
285   1       Dell           5322DF6R9R89        M780 monitor
--------------------------------------------------------------------------------------------------------------------
286   1       Dell           8033784             Trinitron Ultrascan P991 monitor
--------------------------------------------------------------------------------------------------------------------
287   1       Dell           8033550             Trinitron Ultrascan P991 monitor
--------------------------------------------------------------------------------------------------------------------
288   1       Dell           5322DE1WYB49        M780 monitor
--------------------------------------------------------------------------------------------------------------------
289   1       Micron         1559443-0001        Millenia 450MHz computer
--------------------------------------------------------------------------------------------------------------------
290   1       Micron         1559443-0002        Milllenia 450MHz computer
--------------------------------------------------------------------------------------------------------------------
291   1       Micron         1559443-003         Millenia 450MHz computer
--------------------------------------------------------------------------------------------------------------------
292   1       Micron         1559443-0004        Millenia 450MHz computer
--------------------------------------------------------------------------------------------------------------------
293   1       Gateway        0007115056          Gateway 2000 P5-133 computer
--------------------------------------------------------------------------------------------------------------------
294   1       Gateway        2314463             Gateway 2000 P4D-66 computer
--------------------------------------------------------------------------------------------------------------------
295   1       Gateway        8172076             Gateway 2000 Vivitron CPD-GF100 monitor
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
296   1       Gateway        8042675             Gateway 2000 Vivitron CPD-GF250T monitor
--------------------------------------------------------------------------------------------------------------------
297   1       Gateway        8112977             Gateway 2000 Vivitron CPD-GF100 monitor
--------------------------------------------------------------------------------------------------------------------
298   1       Iomega         RRBW37E4V6          Iomega Zip 100 zip drive
--------------------------------------------------------------------------------------------------------------------
299   1       Sony           VSL-CS1             Sony VSL-CS1 video projector
--------------------------------------------------------------------------------------------------------------------
300   1       N/A            None                Assortment of DB-15, DB-25 and DB-36 cables
--------------------------------------------------------------------------------------------------------------------
301   1       Mitsubishi     810J33140           Misubishi Diamondtron Diamond Pro 91TXM monitor
--------------------------------------------------------------------------------------------------------------------
302   1       Mitsubishi     810J32005           Mitsubishi Diamondtron Diamond Pro 91TXM monitor
--------------------------------------------------------------------------------------------------------------------
303   1       Mitsubishi     810J32041           Mitsubishi Diamondtron Diamond Pro 91TXM monitor
--------------------------------------------------------------------------------------------------------------------
304   1       APC            WB9734105259        APC Back-Ups Pro 1400 uninterruptible power supply
--------------------------------------------------------------------------------------------------------------------
305   1       Mitsubishi     705E03205           Mitsubishi Diamond Pro 91TXM monitor
--------------------------------------------------------------------------------------------------------------------
306   1       Mitsubishi     903005021           Mitsubishi Diamond Plus 120u monitor
--------------------------------------------------------------------------------------------------------------------
307   1       Mitsubishi     701314036           Mitsubishi Model TFW9105SKTKW monitor
--------------------------------------------------------------------------------------------------------------------
308   1       Panasonic      J9FG01659           Panasonic DVD C220D DVD player
--------------------------------------------------------------------------------------------------------------------
309   1       Panasonic      J9FG01609           Panasonic DVD C220D DVD player
--------------------------------------------------------------------------------------------------------------------
310   1       Sun            31403326            Sun SPARCstation LX computer
--------------------------------------------------------------------------------------------------------------------
311   1       Sun            316U3885            Sun SPARCstation LX computer
--------------------------------------------------------------------------------------------------------------------
312   1       Sun            31603880            Sun SPARCstation LX computer
--------------------------------------------------------------------------------------------------------------------
313   1       ViewSonic      DB85241116          ViewSonic EA771B monitor
--------------------------------------------------------------------------------------------------------------------
314   1       Silicon        2084888             Silicon Graphics GDM-20E21 monitor
              Graphics
--------------------------------------------------------------------------------------------------------------------
315   1       Silicon        220593              Silicon Graphics GDM-20E21 monitor
              Graphics
--------------------------------------------------------------------------------------------------------------------
316   1       Epson          3KDX046603          Epson Stylus Color 1520 printer
--------------------------------------------------------------------------------------------------------------------
317   1       TurboScan      1698                TurboScan T-1500 video line doubler
--------------------------------------------------------------------------------------------------------------------
318   1       Hewlett-PackardSG9361V296          Hewlett-Packard Deskjet 895cxi printer
--------------------------------------------------------------------------------------------------------------------
319   1       Amco           569823              Amco Engineering Co. 19"x24"  equipment rack with shelves
              Engineering
--------------------------------------------------------------------------------------------------------------------
320   1       Amco           566611              Amco Engineering Co. 19"x38" equipment rack with shelves
              Engineering
--------------------------------------------------------------------------------------------------------------------
321   1       N/A            19"x70"             Biege 19"x70" equipment rack with shelves and doors
--------------------------------------------------------------------------------------------------------------------
322   1       N/A            19"x70"             Biege 19"x70" equipment rack with shelves and doors
--------------------------------------------------------------------------------------------------------------------
323   1       N/A            30"x72"             30"x72" Metal Test Bench with Formica top and power strip
--------------------------------------------------------------------------------------------------------------------
324   1       Claridge       48"x96"             48"x96" White Board
--------------------------------------------------------------------------------------------------------------------
325   1       Hewlett-PackardJP01196685          Hewlett-Packard A4033A monitor
--------------------------------------------------------------------------------------------------------------------
326   1       N/A            20"x35"x70"         20"x35"x70" wall locker
--------------------------------------------------------------------------------------------------------------------
327   1       N/A            12"x36"x72"         12"x36"x72" storage shelf
--------------------------------------------------------------------------------------------------------------------
328   1       Supreme        18"x28"x36"         18"x28"x36" filing cabinet
--------------------------------------------------------------------------------------------------------------------
329   1       N/A            24"x36"x84"         24"x36"x84" cable rack
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
330   1       N/A            24"24"x30"          24"x24"x30" cable trolley
--------------------------------------------------------------------------------------------------------------------
331   2       Inline Inc.    IN3808              IN3808 Inline Presentation Switcher
--------------------------------------------------------------------------------------------------------------------
332   1       Inline Inc.    Pathfinder HR       Inline Pathfinder HR Series High Resolution RGB Matrix Switcher
--------------------------------------------------------------------------------------------------------------------
333   2       RGB Spectrum   SuperView 1000      RGB Spectrum SuperView 1000/VGA plus Video Windowing Systems
--------------------------------------------------------------------------------------------------------------------
334   1       Miranda        Screen- FX Dual     Miranda Screen-FX Dual Multi-Image Processor Frame
              Technologies
--------------------------------------------------------------------------------------------------------------------
335   1       Dell           9171RB12W699        21" Trinitron Monitor
--------------------------------------------------------------------------------------------------------------------
336   1       Dell           9171RB020X79        21" Trinitron Monitor
--------------------------------------------------------------------------------------------------------------------
337   2       NEC            LCD2010             NEC Model LCD2010 MultiSync LCD monitor
--------------------------------------------------------------------------------------------------------------------
338   4       RDL            ST_PA6              Radio Design Labs Model ST-PA6 Stick-On Series 6 Watt Power
                                                 Amplifier
--------------------------------------------------------------------------------------------------------------------
339   1       NTI            00219               NTI Vopex-2K/M-SUN Keyboard/Mouse Switch
--------------------------------------------------------------------------------------------------------------------
340   3       Extron         Lancia xi           Extron Lancia xi Video Doubler
--------------------------------------------------------------------------------------------------------------------
341   1       Anchor         AN-1000X            Anchor AN1000X Speaker System
--------------------------------------------------------------------------------------------------------------------
342   4       Revere         RSGT10-B            Revere RSGT10-B  8" Ceiling Speaker with grill
--------------------------------------------------------------------------------------------------------------------
343   1       Toshiba        01CM101145          Toshiba Model SD-1200 DVD Player-
--------------------------------------------------------------------------------------------------------------------
344   2       Panasonic      AG-1330             Panasonic Pro Line Model AG-1330 Video Cassette Recorder
--------------------------------------------------------------------------------------------------------------------
345   1       JVC            HR-D740U            JVC Model HR-D740U Video Cassette Recorder
--------------------------------------------------------------------------------------------------------------------
346   1       Sony           35005792            Sony DSS SAT-B3 Digital Satellite Receiver with antenna receive dish
--------------------------------------------------------------------------------------------------------------------
347   1       Sun            36511151-01         Sun Model CPD-1790 monitor
--------------------------------------------------------------------------------------------------------------------
348   1       Silicon        35005792            Silicon Graphics Iris Indigo Model CMNB003 computer
              Graphics
--------------------------------------------------------------------------------------------------------------------
349   3       Crestron       CNMSX-PRO           Crestron CNMSX-PRO Control System
              Electronics,
              Inc.
--------------------------------------------------------------------------------------------------------------------
350   3       Crestron       ZA11144             Crestron CNXENET Ethernet DPA Expansion Card
              Electronics,
              Inc.
--------------------------------------------------------------------------------------------------------------------
351   2       Caprus         1U ipc              Caprus Ultra Thin RackMaster 1U high rack mount computer
              Computer
              Services
--------------------------------------------------------------------------------------------------------------------
352   1       Gateway        0009864008          Gateway Model Solo S100 laptop computer
--------------------------------------------------------------------------------------------------------------------
353   4       Sunshine       351                 15 Gallon Plastic Storage Crate with assorted audio, video and
              products                           computer cables
--------------------------------------------------------------------------------------------------------------------
354   1       N/A            None                Assortment of 120V power cords
--------------------------------------------------------------------------------------------------------------------
355   1       N/A            None                Assortment of 120V power strips
--------------------------------------------------------------------------------------------------------------------

              Manufacturer
ID#   Qty.    Name           Part Number         Description
----  ----    ------------   ----------------    -------------------------------------------------------------------
356   1       N/A            None                Asortment of 13W3 video cables
--------------------------------------------------------------------------------------------------------------------
357   1       N/A            None                Assortment of RGB and RGBHV video cables
--------------------------------------------------------------------------------------------------------------------
358   1       N/A            None                Assortment of RCA audio cables
--------------------------------------------------------------------------------------------------------------------
359   1       N/A            None                Assortment of RGB/VGA video cables
--------------------------------------------------------------------------------------------------------------------
360   1       N/A            None                Assortment of VGA HD-15 Cables
--------------------------------------------------------------------------------------------------------------------
361   1       N/A            None                Assortment of Cat 5 twisted pair cables
--------------------------------------------------------------------------------------------------------------------
362   1       N/A            None                Assortment of RG-6 and other coaxial RF cables
--------------------------------------------------------------------------------------------------------------------
363   6       Extron         RGB 120             Extron RGB 120 video interface
--------------------------------------------------------------------------------------------------------------------
364   1       NTI            0226                NTI Vopex-2K/M-A Keyboard/Mouse Switch
--------------------------------------------------------------------------------------------------------------------
365   2       Altec-Lansing  ACS 48              Altec-Lansing ACS 48 computer speaker system with subwoofer
--------------------------------------------------------------------------------------------------------------------
366   10      Inline Inc.    3252                Inline Model 3252 RGBHV Distribution Amp
--------------------------------------------------------------------------------------------------------------------
367   1       Work Gear      None                Work Gear 6"x12"x18' Aluminum Carrying  Case
--------------------------------------------------------------------------------------------------------------------
368   1       Milwaukee      897A798184051       Milwaukee 1/2" Drive Hammer Drill
--------------------------------------------------------------------------------------------------------------------
369   1       Ungar          1095                Ungar Model 1095 Heat Gun with attachment
--------------------------------------------------------------------------------------------------------------------
370   1       Hewlett-       PP#17               Hewlett-Packard 54616B 500MHz Oscilloscope
              Packard
--------------------------------------------------------------------------------------------------------------------
371   1       Shure          C25J                Shure Hi-Flex 25' Low Impedance Microphone Cable
--------------------------------------------------------------------------------------------------------------------
372   1       Shure          0607991108          Shure Model TPD-V Wireless Microphone
--------------------------------------------------------------------------------------------------------------------
373   1       RCA            DKIT96              RCA Satellite Installation Kit
--------------------------------------------------------------------------------------------------------------------
374   1       N/A            None                Assortment of metal brackets and mounts
--------------------------------------------------------------------------------------------------------------------
375   1       N/A            None                Assortment of hardware to include screws, bolts, nuts and washers
--------------------------------------------------------------------------------------------------------------------
376   1       N/A            None                Assortment of various audio, video and communications connectors
--------------------------------------------------------------------------------------------------------------------
377   1       Hello Direct   1650E19241079       Hello Direct Superpro Model 1650 telephone headset
--------------------------------------------------------------------------------------------------------------------
378   1       Vermont        No. 16              Vermont American 16"x7.5"x7"  No. 16 toolbox with assorted
              American                           technician's tools
--------------------------------------------------------------------------------------------------------------------
379   1       Hewlett-       40                  Hewlett-Packard 34970A Data Acquisition/Switch Unit
              Packard
--------------------------------------------------------------------------------------------------------------------
380   1       N/A            None                Assortment of audio, video and data patch panels
--------------------------------------------------------------------------------------------------------------------
381   35      N/A            None                15 minute blank video cassette tapes
--------------------------------------------------------------------------------------------------------------------
382   1       C-C-C          FVCC192X32          !92 Server by 32 User Chassis
--------------------------------------------------------------------------------------------------------------------
383   1       C-C-C          FDAURX              FreeDesk Audio Receive Unit
--------------------------------------------------------------------------------------------------------------------
403   6       Harmon/Kardon  HK 195              Multimedia speaker system
--------------------------------------------------------------------------------------------------------------------
404   1       Adent          AV 270              Multimedia speaker system
--------------------------------------------------------------------------------------------------------------------
414   1       Kodak          EKG82101529         Kodak Digital Science DC220 Zoom Camera
--------------------------------------------------------------------------------------------------------------------
415   1       ICCE Graphics  None                ICCE trade show  booth graphics in two 17"D x 52" SmartPak tubes
--------------------------------------------------------------------------------------------------------------------

                   SCHEDULE 1.5 - ALLOCATION OF PURCHASE PRICE

        The parties have agreed, after arm's length negotiations, to allocate the Purchase Price among the Assets and the Covenant Not To Compete on the basis set forth below:

         Equipment:                                  $70,000
         Software:                                   $70,000
         Covenant Not to Compete:                    $10,000

                    SCHEDULE 3.1 - ENCUMBRANCES TO BE ASSUMED

        Encumbrances which the Buyer expressly agrees to assume are shown below:

        None.

                         SCHEDULE 3.4 - PENDING ACTIONS

        Except as set forth below, there are no actions, suits, claims, investigations, or legal, administrative or arbitration proceedings pending or, to the best knowledge of Seller, threatened against Seller relating to the Assets, whether at law or in equity, or before or by any federal, state, municipal or other governmental instrumentality.

        None.

SCHEDULE 3.7.1 - INTELLECTUAL PROPERTY

Trademark: ICCE
Drawing Type:  Words, Letters or Number in Typed Form
Application Number 75789870
Filing Date: 09/01/1999
Recordation Date: 06/08/2000

               SCHEDULE 3.7.2 - LICENSES TO INTELLECTUAL PROPERTY

        Listed below are any and all licenses, purchase options or other interests held by any individual or entity in Seller's Intellectual Property:

        None.

                        SCHEDULE 3.8 -- AGREEMENTS, ETC.

        The following lists all written contracts, agreements and other instruments related to the ICCE software not listed on another Schedule hereto:

        None.

                                    EXHIBIT A

              LICENSE AGREEMENT FOR TEMPORARY OCCUPANCY OF PREMISES

        THIS AGREEMENT (this "Agreement") is made as of this 23rd day of March, 2001, between EMERGENT INFORMATION TECHNOLOGIES, INC., a California corporation, as successor to SM&A Corporation, ("Licensor") and ICCE TECHNOLOGIES, INC., a Colorado corporation, ("Licensee").

                                    RECITALS

        WHEREAS, Licensor is a tenant under that certain lease ("Emergent Lease") for certain demised premises located at 2060 Briargate Parkway, Colorado Spring, Colorado, 80920 ("Building"); and

        WHEREAS, pursuant to that certain Asset Sale and Purchase Agreement dated of even date herewith between Licensor and Licensee (the "Purchase Agreement"), Licensor desires to license the space known as the ICCE Lab and certain office space currently being occupied by personnel related to the ICCE Business as of the Closing Date, which space consists of approximately 1,475 square feet (the "Premises"), to Licensee, and Licensee desires to license the Premises from the Licensor.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

2. Relationship Between Licensor and Licensee. The relationship between Licensor and Licensee is not one of landlord and tenant, but rather one of licensor and licensee.

3. Grant of License. Commencing on the date hereof and continuing for a period between 45 and 120 days as Licensor may determine in its sole discretion (the "Term"), Licensor hereby grants to Licensee a license to enter the Premises for the purpose of carrying out the ICCE Business. During the Term, Licensor shall provide reasonable communications, utilities and other support systems as currently being supplied to the Premises. The entry into the Premises by Licensee, its employees, agents and contractors, the performance of the ICCE Business by Licensee, and the incurrence of costs with respect to the Premises used by Licensee, shall in no way operate to confer upon Licensee any other interest, status, or estate of any kind other than a licensee.

4. Consideration. In consideration for the license granted in Section 3 above, Licensee shall pay Licensor Three Thousand Dollars ($3,000) per month, with the first payment due and payable on March 30, 2001, which payment shall be prorated from the date hereof to such date, and thereafter, any payment shall be made on the last day of each month.

5. Insurance. During the Term, Licensee and/or its contractors shall maintain builder's all-risk insurance and public liability insurance in amounts reasonably satisfactory to Licensor. The public liability insurance shall name Licensor and any person designated by Licensor as additional insured parties. Prior to entering into the Premises, Licensee shall deliver to Licensor standard insurance industry certificates evidencing such insurance and requiring the insurer to provide at least 30 days notice prior to any material modification or any cancellation or termination of such insurance.

6. Compliance with Laws and Rules. Licensee will carry out, or cause to be carried out, the ICCE Business at its sole cost and expense, in an orderly manner so as to avoid unreasonably interfering with or interrupting the normal business operations and quiet enjoyment of the other occupants in the Building and in compliance with this Agreement and all Building rules and regulations of which Licensee shall be notified and all applicable governmental laws, regulations, and codes. Licensee, at its sole cost and expense, shall obtain any and all permits, licenses, and approvals that may be required for the performance of the ICCE Business.

7. Licensee's Assumption of Risk. Licensee shall be solely responsible for (i) the safety of Licensee, its agents and employees on the Premises, (ii) the condition or loss of any items of personal property brought onto the Premises by Licensee, its agents, contractors and employees, (iii) any loss or damage to Licensor arising out of the ICCE Business, including without limitation the prompt removal or bonding off of any liens filed against the Building as a result of the ICCE Business, and (iv) to the extent caused in whole or in part by Licensee, any loss or damage to Licensor arising from (a) a breach or default by Licensee of its obligations hereunder, (b) any act, omission, negligence or misconduct of Licensee, or (c) any accident, injury, occurrence or damage in, about or to the Premises, and Licensee shall indemnify, protect and hold harmless Licensor against and from any such loss or damage.

8. Termination. Licensee may terminate this Agreement, with or without cause, at any time between 45 days and 120 days from the date hereof, by providing 30 days' written notice to Licensee.

9. Notices. Notices under this Agreement shall be in writing and shall be delivered by registered or certified U.S. mail, return receipt requested or by a recognized overnight commercial courier service (such as Federal Express) that routinely retains receipts for delivery. Notices shall be deemed effective on the date marked on the receipt as having been delivered or declined by the addressee. Notices shall be addressed to Licensor and Licensee as set forth in the Purchase Agreement for Seller and Buyer, respectively.

10. Law. This Agreement shall be governed by the law of the State of Colorado.

11. Brokerage. Each of the parties hereto represents and warrants that there are no brokerage commissions or finder's fees of any kind due to anyone in connection with this Agreement, and agrees to indemnify, protect and hold harmless the other parties against and from any liability arising from any such claim, including, without limitation, reasonable attorney fees.

12. Entire Agreement. This Agreement and its exhibits contains the entire and final agreement of and between the parties, and they shall not be bound by any statements, conditions, representations, inducements or warranties, oral or written, not herein contained.

13. Authority. Each party represents that it has the power, authority and legal right to enter into and perform this Agreement; and that all actions and consents required to authorize it to enter into this Agreement have been duly taken and received. Each of the undersigned individuals represents and warrants that he/she has the power, authority and legal right to bind the corporation or partnership he/she purports to represent to the terms of this Agreement by his/her signature hereto.

        THIS AGREEMENT is made as of the day and date first above written.

ICCE TECHNOLOGIES, INC., a Colorado
corporation


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------



EMERGENT INFORMATION TECHNOLOGIES, INC., a California corporation

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------